UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08394

Templeton Dragon Fund, Inc.

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (954) 527-7500

Date of fiscal year end: 12/31

Date of reporting period: 6/30/19

Item 1.	Reports to Stockholders.

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 416-5585 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 416-5585 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

FRANKLIN TEMPLETON

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Not FDIC Insured	May Lose Value	No Bank Guarantee

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SEMIANNUAL REPORT

Templeton Dragon Fund, Inc.

Dear Shareholder:

This semiannual report for Templeton Dragon Fund, Inc. covers the period ended June 30, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital appreciation by investing at least 45% of its total assets in equity securities of “China companies.”

Performance Overview

The Fund had cumulative total returns of +13.06% in market price terms and +14.15% in net asset value terms for the six months under review. You can find the Fund’s long-term performance data in the Performance Summary on page 5.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Economic and Market Overview

China’s economy, as measured by gross domestic product, grew at an estimated 6.3% annual rate in the first half of 2019.1 China’s annual growth rate held steady in the first quarter of 2019 before moderating in the second quarter to its lowest level since 1992. Trade tensions with the U.S. and weak global demand hurt China’s economy, though industrial production growth and strong consumer demand, stimulated by government policies, were bright spots. Taiwan’s and Hong Kong’s first-quarter annual growth moderated to multi-year lows as the U.S-China trade dispute hurt demand for both countries’ exports. Taiwan’s technology companies were particularly hard hit, while Hong Kong also experienced a notable decline in investment.

The People’s Bank of China left its benchmark interest rate unchanged during the period, but it took measures to improve financial liquidity to mitigate the negative effects of the U.S.-China trade dispute and support economic growth.

Geographic Composition

Based on Total Net Assets as of 6/30/19

Taiwan’s and Hong Kong’s central banks also left their benchmark interest rates unchanged during the period.

Greater China stocks overall rose during the six-month period, outpacing other emerging market stocks, while lagging many developed market stocks. In 2019’s first quarter, Greater China stocks posted significant gains due to the U.S. Federal Reserve’s decision to halt interest rate hikes and easing U.S.-China trade tensions. Greater China equities then contracted in the second quarter, largely due to a spike in U.S.-China tensions (though tensions eased again near period-end) that included further tariff impositions along with fears the Chinese government would decrease stimulus policies.

In this environment, Greater China stocks, as measured by the MSCI Golden Dragon Index, posted a +13.17% total return for the six months ended June 30, 2019.2 In individual markets, the MSCI Hong Kong Index posted a +16.76% total return, the MSCI China Index posted a +13.08% total return and the MSCI Taiwan Index posted a +10.20% total return.2

Investment Strategy

Our investment strategy employs a fundamental, value-oriented, long-term approach. In selecting companies for investment, we will consider overall growth prospects, competitive positions in export markets, technologies, research and development, productivity, labor costs, and raw

1. Source: The website of the National Bureau of Statistics of the People’s Republic of China (www.stats.gov.cn).

2. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Consolidated Statement of Investments (SOI). The Consolidated SOI begins on page 9.

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TEMPLETON DRAGON FUND, INC.

material costs and sources. Additional considerations include profit margins, returns on investment, capital resources, government regulation, management and other factors in comparison to other companies around the world that we believe are comparable.

Our approach to selecting investments emphasizes fundamental, company-by-company analysis (rather than broader analyses of specific industries or sectors of the economy), to construct an “action list” from which we make our buy decisions. Although we will consider historical value measures, the primary factor in selecting securities for investment by the Fund will be the company’s current price relative to its long-term earnings potential.

Manager’s Discussion

During the six-month period under review, key contributors to absolute performance included Alibaba Group, Anta Sports Products and AIA Group.

Alibaba is the leading e-commerce company in China. The company also provides cloud computing services and is involved in payment, financing and logistics services. Alibaba reported significantly better-than-expected first quarter earnings amid a general recovery in retail. Investor confidence was boosted by solid e-commerce sales growth trends in China and the company’s plans to expand its ordinary share base to pave the way for potential fundraising and a secondary listing in Hong Kong.

Anta is a major sportswear company in China. It designs, develops, manufactures and markets apparel, footwear and accessories under the Anta brand. Other brands in its portfolio include global names such as FILA. Anta’s share price gained due to better-than-expected corporate results, including double-digit growth in 2018 revenues and earnings. Strong retail sales growth for FILA also supported sentiment in the company. Investors expect Anta’s multi-brand and multi-channel strategy to continue to support the company’s growth. Anta’s plan to acquire a Finnish sporting goods manufacturer, however, received a lukewarm reception from investors.

AIA is a leading pan-Asian life insurance group with a large presence in the Asia-Pacific region. The firm also provides retirement planning, accident and health insurance as well as wealth management products. AIA reported first-quarter growth in new business, supported by gains in its China, Philippines, Taiwan, Vietnam and Australia operations. Investor expectations that AIA—the only fully owned foreign life insurer in China—will remain a key beneficiary of the

Top 10 Holdings

6/30/19

Company Sector/Industry, Country	% of Total Net Assets

Taiwan Semiconductor Manufacturing Co. Ltd. Semiconductors & Semiconductor Equipment, Taiwan	10.0%

Tencent Holdings Ltd. Interactive Media & Services, China	9.0%

Alibaba Group Holding Ltd. Internet & Direct Marketing Retail, China	7.9%

AIA Group Ltd. Insurance, Hong Kong	4.9%

Anta Sports Products Ltd. Textiles, Apparel & Luxury Goods, China	4.7%

China Petroleum & Chemical Corp. Oil, Gas & Consumable Fuels, China	3.8%

Uni-President China Holdings Ltd. Food Products, China	3.7%

China Construction Bank Corp. Banks, China	3.4%

Industrial and Commercial Bank of China Ltd. Banks, China	3.2%

Ping An Insurance (Group) Co. of China Ltd. Insurance, China	2.5%

country’s plans to remove foreign ownership limits on life insurance also boosted sentiment.

Key detractors from absolute performance included Dairy Farm, Zhejiang Huace Film & TV and Travelsky Technology.

Dairy Farm is a leading pan-Asian retailer with operations in supermarkets, hypermarkets, convenience stores, health and beauty stores, home furnishings stores and restaurants. The company reported mixed 2018 corporate results, with weakness in supermarkets and hypermarkets and higher store support center costs offsetting strong performance in health and beauty. The company also wrote-off restructuring charges that contributed to a decline in its share price. Management continues to focus on its multi-year restructuring plan to improve profitability by prioritizing growth in China, maintaining strength in Hong Kong and revitalizing operations in Southeast Asia.

Zhejiang Huace Film & TV is a Chinese film and TV media group focused on investment, production, and distribution of film and television dramas. The company reported weak first quarter 2019 results, which included a significant decline in operating profit compared to the prior quarter due to industry headwinds such as lower pricing for TV series. The

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TEMPLETON DRAGON FUND, INC.

possibility of tighter content censorship further weighed on its share price.

Travelsky Technology is a leading IT solutions provider to China’s aviation and travel industry. Clients include commercial airlines, airports, travel agencies and cargo shippers. The company also offers data network services to travel agencies as well as accounting, settlement and clearing services to airlines. The company’s share price was hurt by lower-than-expected 2018 earnings, mainly due to higher costs including technical support and maintenance fees, commission and promotion expenses and expenses related to a new operating center.

In the past six months, the Fund increased its investments in the real estate, energy and health care sectors due to their attractive fundamentals.3 The search for undervalued investments with attractive fundamentals resulted in the addition of Luk Fook, a leading jewelry retailer in Hong Kong and mainland China, to the Fund. We also increased our positions in existing holdings such as CK Asset Holdings, one of the largest property developers in Hong Kong, China Life Insurance, a market leader in China’s life insurance market, and Sinopec, a major Chinese energy company.

In contrast, the Fund reduced its holdings in the consumer discretionary, communication services and materials sectors due to the availability of what we viewed as more attractive investment opportunities.4 The Fund’s investments in the domestic “A” share markets, which were held through the dedicated “Templeton China Opportunities Fund,” were also reduced. The Fund closed positions in Hong Kong-based infrastructure and property firm Hopewell Holdings and Chinese shipping company Sinotrans Shipping following their privatization during the period. We also liquidated our position in cement producer Asia Cement (China) Holdings.

On August 5, 2019, subsequent to period-end, Eddie Chow stepped off the Fund, prior to his planned departure from the firm on September 1, 2019. We thank Mr. Chow for his 25 years of service to the firm. He was replaced by Michael Lai as lead portfolio manager and Yu-Jen Shih as portfolio manager.

Thank you for your continued participation in Templeton Dragon Fund. We look forward to serving your future investment needs.

Eddie Chow, CFA Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

3. The real estate sector comprises real estate management and development in the SOI. The energy sector comprises oil, gas and consumable fuels in the SOI. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, and pharmaceuticals in the SOI.

4. The consumer discretionary sector comprises auto components; automobiles; hotels, restaurants and leisure; household durables; internet and direct marketing retail; specialty retail; and textiles, apparel and luxury goods in the SOI. The communication services sector comprises entertainment and interactive media and services in the SOI. The materials sector comprises paper and forest products in the SOI.

See www.franklintempletondatasources.com for additional data provider information.

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TEMPLETON DRAGON FUND, INC.

Performance Summary as of June 30, 2019

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 6/30/191

	Cumulative Total Return[2]		Average Annual Total Return[2]
	Based on NAV[3]	Based on market price[4]	Based on NAV[3]	Based on market price[4]

6-Month	+14.15%	+13.06%	+14.15%	+13.06%

1-Year	-3.58%	+0.57%	-3.58%	+0.57%

5-Year	+33.93%	+43.51%	+6.02%	+7.49%

10-Year	+101.20%	+114.76%	+7.24%	+7.94%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

See page 6 for Performance Summary footnotes.

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TEMPLETON DRAGON FUND, INC.

PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency volatility, economic instability and political developments of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. There are special risks associated with investments in China, Hong Kong and Taiwan, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage), inflation and rapid fluctuations in inflation and interest rates. In addition, investments in Taiwan could be adversely affected by its political and economic relationship with China. Because the Fund invests its assets primarily in companies in a specific region, the Fund is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, may adversely affect the value of securities held by the Fund. Also, as a nondiversified investment company investing in “China companies,” the Fund may invest in a relatively small number of issuers and, as a result, be subject to a greater risk of loss with respect to its portfolio securities. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results.

The Fund may invest in eligible China A shares (“Stock Connect Securities”) listed and traded on the Shanghai Stock Exchange through the Shanghai-Hong Kong Stock Connect program, as well as eligible China A shares listed and traded on the Shenzhen Stock Exchange through the Shenzhen-Hong Kong Stock Connect program (collectively, “Stock Connect”) and may invest in China Interbank bonds traded on the China Interbank Bond Market (“CIBM”) through the China – Hong Kong Bond Connect program (“Bond Connect”).

Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. For example, investors in Stock Connect Securities are generally subject to Chinese securities regulations and the listing rules of the respective Exchange, among other restrictions. In addition, Stock Connect Securities generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. While Stock Connect is not subject to individual investment quotas, daily and aggregate investment quotas apply to all Stock Connect participants, which may restrict or preclude the Fund’s ability to invest in Stock Connect Securities. Trading in the Stock Connect program is subject to trading, clearance and settlement procedures that are untested in China, which could pose risks to the Fund. Finally, the withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled. In China, the Hong Kong Monetary Authority Central Money Markets Unit holds Bond Connect securities on behalf of ultimate investors (such as the Fund) in accounts maintained with a China-based custodian (either the China Central Depository & Clearing Co. or the Shanghai Clearing House). This recordkeeping system subjects the Fund to various risks, including the risk that the Fund may have a limited ability to enforce rights as a bondholder and the risks of settlement delays and counterparty default of the Hong Kong sub-custodian. In addition, enforcing the ownership rights of a beneficial holder of Bond Connect securities is untested and courts in China have limited experience in applying the concept of beneficial ownership. Bond Connect uses the trading infrastructure of both Hong Kong and China and is not available on trading holidays in Hong Kong. As a result, prices of securities purchased through Bond Connect may fluctuate at times when a Fund is unable to add to or exit its position. Securities offered through Bond Connect may lose their eligibility for trading through the program at any time. If Bond Connect securities lose their eligibility for trading through the program, they may be sold but can no longer be purchased through Bond Connect.

The application and interpretation of the laws and regulations of Hong Kong and China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect and Bond Connect programs, are uncertain, and they may have a detrimental effect on the Fund’s investments and returns.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 2/29/20. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Assumes reinvestment of distributions based on net asset value.

4. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.

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TEMPLETON DRAGON FUND, INC.

Important Notice to Shareholders

Share Repurchase Program

The Fund’s Board has approved an open-market share repurchase program which includes an initial authorization for the Fund to repurchase up to 10% of its outstanding shares in open-market transactions, as well as up to an additional 10% of its outstanding shares, above and in addition to the initial 10% previously authorized. This authorization remains in effect.

The timing and amount of repurchases continue to be at the discretion of the investment manager, taking into account various factors, including, but not limited to, the level of the discount, the Fund’s performance, portfolio holdings, dividend history, market conditions, cash on hand, the availability of other attractive investments and whether the sale of certain portfolio securities would be undesirable because of liquidity concerns or because the sale might subject the Fund to adverse tax consequences. Any repurchases would be made on a national securities exchange at the prevailing market price, subject to exchange requirements, federal securities laws and rules that restrict repurchases, and the terms of any outstanding leverage or borrowing of the Fund. If and when the Fund’s additional 10% threshold is reached, no further repurchases could be completed until authorized by the Board. Until the additional 10% threshold is reached, Fund management will have the flexibility to commence share repurchases if and when it is determined to be appropriate in light of prevailing circumstances. The share repurchase program is intended to benefit shareholders by enabling the Fund to repurchase shares at a discount to net asset value, thereby increasing the proportionate interest of each remaining shareholder in the Fund.

In the Notes to Consolidated Financial Statements section, please see note 2 (Capital Stock) for additional information regarding shares repurchased.

Portfolio Management Change

Effective August 5, 2019, Michael Lai joined Franklin Templeton as Senior Vice President and Portfolio Manager, China Equities within Franklin Templeton Emerging Markets Equity’s (FTEME) China investment team and became lead portfolio manager for Templeton Dragon Fund, Inc. (the “Fund”), and its wholly-owned subsidiary Templeton China Opportunities Fund, Ltd., a Cayman Islands exempted company. For more information on Templeton China Opportunities Fund, Ltd., please see note 1(c) in the Notes to Consolidated Financial Statements section (Investments in Templeton China Opportunities Fund, Ltd. (China Fund)). Lai replaced Eddie Chow who will retire from Franklin Templeton effective September 1, 2019, after 25 years of service to the firm. In addition to Lai, also effective August 5, 2019, Yu-Jen Shih became a portfolio manager on the Fund.

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TEMPLETON DRAGON FUND, INC.

Consolidated Financial Highlights

	Six Months Ended June 30, 2019		Year Ended December 31,
	(unaudited)		2018	2017	2016	2015	2014

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$19.01		$24.53	$19.05	$20.51	$26.35	$28.46

Income from investment operations:
Net investment income[a]	0.14		0.32 [b]	0.19	0.27	0.30	0.49
Net realized and unrealized gains (losses)	2.55		(3.76)	6.98	(0.06)	(2.16)	1.63

Total from investment operations	2.69		(3.44)	7.17	0.21	(1.86)	2.12

Less distributions from:
Net investment income	—		(0.21)	(0.34)	(0.29)	(0.49)	(0.02)
Net realized gains	—		(1.90)	(1.37)	(1.41)	(3.52)	(4.29)

Total distributions	—		(2.11)	(1.71)	(1.70)	(4.01)	(4.31)

Repurchase of shares	—	[c]	0.03	0.02	0.03	0.03	0.08

Net asset value, end of period	$21.70		$19.01	$24.53	$19.05	$20.51	$26.35

Market value, end of period[d]	$19.22		$17.00	$21.51	$16.38	$17.81	$24.04

Total return (based on market value per share)[e]	13.06%		(11.87)%	42.06%	1.03%	(8.63)%	9.74%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	1.36%		1.33%	1.36%	1.35%	1.36%	1.35%
Expenses net of waiver and payments by affiliates	1.36%	[g]	1.33% [g]	1.35% [h]	1.35% [g,h]	1.36% [g]	1.35% [g]
Net investment income	1.28%		1.34% [b]	0.84%	1.35%	1.15%	1.75%

Supplemental data

Net assets, end of period (000’s)	$733,468		$643,788	$837,967	$654,805	$713,772	$925,020
Portfolio turnover rate	5.60%		14.06%	50.93%	46.85% [i]	71.98% [i]	21.58% [i]

aBased on average daily shares outstanding.

bNet investment income per share includes approximately $0.07 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.05%.

cAmount rounds to less than $0.01 per share.

dBased on the last sale on the New York Stock Exchange.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hBenefit of expense reduction rounds to less than 0.01%.

iExcludes the value of portfolio securities associated with intercompany transactions.

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TEMPLETON DRAGON FUND, INC.

Consolidated Statement of Investments, June 30, 2019 (unaudited)

	Country	Shares	Value

Common Stocks 94.8%

Auto Components 0.4%
[a]Fuyao Glass Industry Group Co. Ltd., A	China	621,456	$2,057,100
Weifu High-Technology Co. Ltd., B	China	580,692	1,047,337
[b]Xinchen China Power Holdings Ltd.	China	1,900,000	87,556

			3,191,993

Automobiles 1.9%
Chongqing Changan Automobile Co. Ltd., B	China	5,357,619	2,091,708
Dongfeng Motor Group Co. Ltd., H	China	9,296,000	7,615,625
Jiangling Motors Corp. Ltd., B	China	4,836,708	4,488,666

			14,195,999

Banks 9.8%
[a]Bank of Ningbo Co. Ltd., A	China	3,214,700	11,347,983
China Construction Bank Corp., H	China	29,282,272	25,226,051
[a]China Merchants Bank Co. Ltd., A	China	2,300,346	12,053,132
[a]Industrial and Commercial Bank of China Ltd., A	China	9,832,218	8,433,588
Industrial and Commercial Bank of China Ltd., H	China	20,157,155	14,707,319

			71,768,073

Beverages 3.1%
[a]Kweichow Moutai Co. Ltd., A	China	76,819	11,008,023
[a]Wuliangye Yibin Co. Ltd., A	China	667,200	11,460,395

			22,468,418

Capital Markets 0.7%
China Everbright Ltd.	China	1,524,000	2,251,232
[a]GF Securities Co. Ltd., A	China	1,520,135	3,041,687

			5,292,919

Communications Equipment 0.5%
[a]Hytera Communications Corp. Ltd., A	China	714,900	873,480
[a]Shenzhen Sunway Communication Co. Ltd., A	China	855,500	3,046,102

			3,919,582

Electric Utilities 0.7%
CK Infrastructure Holdings Ltd.	Hong Kong	642,600	5,239,738

Electronic Equipment, Instruments & Components 3.8%
[a]AVIC Jonhon Optronic Technology Co. Ltd., A	China	1,608,590	7,838,210
[a]BOE Technology Group Co. Ltd., A	China	4,227,300	2,117,713
Flytech Technology Co. Ltd.	Taiwan	405,000	1,045,903
[a]Hangzhou Hikvision Digital Technology Co. Ltd., A	China	1,339,100	5,378,397
[a]Leyard Optoelectronic Co. Ltd., A	China	3,978,800	4,536,903
[a]Luxshare Precision Industry Co. Ltd., A	China	1,826,200	6,592,809

			27,509,935

Entertainment 1.2%
Poly Culture Group Corp. Ltd., H	China	1,083,500	1,095,684
[a]Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd., A	China	230,300	454,443
[a]Zhejiang Huace Film & TV Co. Ltd., A	China	7,305,953	7,160,404

			8,710,531

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TEMPLETON DRAGON FUND, INC.

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Shares	Value

Common Stocks (continued)

Food & Staples Retailing 2.2%
Beijing Jingkelong Co. Ltd., H	China	3,959,929	$727,392
Dairy Farm International Holdings Ltd.	China	2,205,678	15,770,598

			16,497,990

Food Products 4.4%
[a]Henan Shuanghui Investment & Development Co. Ltd., A	China	659,446	2,390,285
Uni-President China Holdings Ltd.	China	24,224,700	26,977,835
Uni-President Enterprises Corp.	Taiwan	1,181,831	3,155,059

			32,523,179

Health Care Equipment & Supplies 1.0%
Ginko International Co. Ltd.	Taiwan	1,112,000	6,999,806

Health Care Providers & Services 2.0%
[a]China National Accord Medicines Corp. Ltd., A	China	671,601	4,091,144
[a]Huadong Medicine Co. Ltd., A	China	1,970,522	7,449,577
Sinopharm Group Co. Ltd., H	China	882,000	3,104,779

			14,645,500

Hotels, Restaurants & Leisure 0.1%
[a]Huangshan Tourism Development Co. Ltd., A	China	803,046	1,086,430

Household Durables 1.6%
[a]Gree Electric Appliances Inc. of Zhuhai, A	China	101,476	812,778
[a]Haier Smart Home Co. Ltd., A.	China	399,400	1,005,654
[a]Midea Group Co. Ltd., A.	China	1,353,016	10,218,356

			12,036,788

Independent Power & Renewable Electricity Producers 0.3%
[a]China Yangtze Power Co. Ltd., A	China	747,164	1,947,666

Industrial Conglomerates 0.5%
CK Hutchison Holdings Ltd.	Hong Kong	366,000	3,607,458

Insurance 8.8%
AIA Group Ltd.	Hong Kong	3,312,980	35,728,777
China Life Insurance Co. Ltd., H	China	4,262,000	10,496,583
[a]Ping An Insurance (Group) Co. of China Ltd., A	China	1,405,250	18,133,512

			64,358,872

Interactive Media & Services 9.7%
[b]Baidu Inc., ADR	China	40,792	4,787,349
Tencent Holdings Ltd.	China	1,465,200	66,131,541

			70,918,890

Internet & Direct Marketing Retail 8.6%
[b]Alibaba Group Holding Ltd., ADR	China	340,010	57,614,694
[b]Ctrip.com International Ltd., ADR	China	145,300	5,363,023

			62,977,717

IT Services 1.4%
TravelSky Technology Ltd., H	China	5,222,059	10,494,720

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Shares	Value

Common Stocks (continued)

Machinery 1.0%
[a]Shenzhen Inovance Technology Co. Ltd., A	China	879,000	$2,932,646
[a]Zhengzhou Yutong Bus Co. Ltd., A	China	2,142,802	4,062,923

			6,995,569

Marine 0.6%
COSCO Shipping Energy Transportation Co. Ltd., H	China	7,648,000	4,522,924

Oil, Gas & Consumable Fuels 6.1%
China Petroleum & Chemical Corp., H	China	40,541,000	27,556,141
CNOOC Ltd.	China	4,628,800	7,915,973
PetroChina Co. Ltd., H	China	17,219,500	9,500,080

			44,972,194

Paper & Forest Products 1.2%
Nine Dragons Paper Holdings Ltd.	China	9,531,301	8,455,024

Pharmaceuticals 2.9%
[a]Jiangsu Hengrui Medicine Co. Ltd., A	China	1,841,743	17,701,846
Tong Ren Tang Technologies Co. Ltd., H	China	1,636,300	1,950,033
[a]Yifan Pharmaceutical Co. Ltd., A	China	910,200	1,623,748

			21,275,627

Real Estate Management & Development 2.1%
[a]China Merchants Shekou Industrial Zone Holdings Co. Ltd., A	China	910,400	2,770,921
China Overseas Land & Investment Ltd.	China	1,410,000	5,198,057
CK Asset Holdings Ltd.	Hong Kong	964,000	7,545,759

			15,514,737

Semiconductors & Semiconductor Equipment 10.0%
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	9,497,136	73,271,854

Software 0.5%
[a]Beijing Thunisoft Corp. Ltd., A	China	1,401,500	3,877,862

Specialty Retail 0.2%
Luk Fook Holdings (International) Ltd.	Hong Kong	378,000	1,185,461

Textiles, Apparel & Luxury Goods 4.7%
Anta Sports Products Ltd.	China	5,065,000	34,783,926

Transportation Infrastructure 0.8%
COSCO Shipping Ports Ltd.	China	5,666,174	5,592,084

Wireless Telecommunication Services 2.0%
China Mobile Ltd.	China	1,572,500	14,321,714

Total Common Stocks (Cost $390,526,876)			695,161,180

franklintempleton.com	Semiannual Report	11

TEMPLETON DRAGON FUND, INC.

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Shares	Value

Short Term Investments (Cost $23,777,309) 3.2%

Money Market Funds 3.2%
[c,d]Institutional Fiduciary Trust Money Market Portfolio, 2.05%	United States	23,777,309	$23,777,309

Total Investments (Cost $414,304,185) 98.0%			718,938,489

Other Assets, less Liabilities 2.0%			14,529,093

Net Assets 100.0%			$733,467,582

See Abbreviations on page 21.

aThe security is owned by Templeton China Opportunities Fund, Ltd., a wholly-owned subsidiary of the Fund. See Note 1(c).

bNon-income producing.

cSee Note 3(c) regarding investments in affiliated management investment companies.

dThe rate shown is the annualized seven-day effective yield at period end.

12	Semiannual Report | The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

TEMPLETON DRAGON FUND, INC.

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Assets and Liabilities

June 30, 2019 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$390,526,876
Cost - Non-controlled affiliates (Note 3c)	23,777,309

Value - Unaffiliated issuers	$695,161,180
Value - Non-controlled affiliates (Note 3c)	23,777,309
Cash	7,536,050
Foreign currency, at value (cost $3,805,393)	3,805,393
Receivables:
Investment securities sold	222,432
Dividends	3,841,095

Total assets	734,343,459

Liabilities:
Payables:
Investment securities purchased	25,604
Management fees	734,699
Custodian fees	72,237
Accrued expenses and other liabilities	43,337

Total liabilities	875,877

Net assets, at value	$733,467,582

Net assets consist of:
Paid-in capital	$361,462,689
Total distributable earnings (loss)	372,004,893

Net assets, at value	$733,467,582

Shares outstanding	33,805,143

Net asset value per share	$21.70

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Semiannual Report	13

TEMPLETON DRAGON FUND, INC.

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Operations

for the six months ended June 30, 2019 (unaudited)

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$9,342,605
Non-controlled affiliates (Note 3c)	87,437
Interest: (net of foreign taxes)~
Unaffiliated issuers	11,585

Total investment income	9,441,627

Expenses:
Management fees (Note 3a)	4,514,667
Transfer agent fees	39,632
Custodian fees (Note 4)	139,743
Reports to shareholders	17,663
Registration and filing fees	18,510
Professional fees	66,853
Directors’ fees and expenses	63,947
Other	18,422

Total expenses	4,879,437
Expenses waived/paid by affiliates (Note 3c)	(14,242)

Net expenses	4,865,195

Net investment income	4,576,432

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers.	16,128,761
Foreign currency transactions	(89,376)

Net realized gain (loss)	16,039,385

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers.	70,181,357
Translation of other assets and liabilities denominated in foreign currencies	17,226

Net change in unrealized appreciation (depreciation)	70,198,583

Net realized and unrealized gain (loss)	86,237,968

Net increase (decrease) in net assets resulting from operations	$90,814,400

*Foreign taxes withheld on dividends	$1,031,987
~Foreign taxes withheld on interest	$1,262

14	Semiannual Report | The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

TEMPLETON DRAGON FUND, INC.

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statements of Changes in Net Assets

for the six months ended June 30, 2019 (unaudited)

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31, 2018
Increase (decrease) in net assets:
Operations:
Net investment income	$ 4,576,432	$ 10,814,150
Net realized gain (loss)	16,039,385	54,067,267
Net change in unrealized appreciation (depreciation)	70,198,583	(181,206,566)

Net increase (decrease) in net assets resulting from operations	90,814,400	(116,325,149)

Distributions to shareholders	—	(71,571,314)

Capital share transactions from - repurchase of shares (Note 2)	(1,134,409)	(6,283,023)

Net increase (decrease) in net assets	89,679,991	(194,179,486)
Net assets:
Beginning of period	643,787,591	837,967,077

End of period	$733,467,582	$ 643,787,591

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Semiannual Report	15

TEMPLETON DRAGON FUND, INC.

Notes to Consolidated Financial Statements (unaudited)

1.  Organization and Significant Accounting Policies

Templeton Dragon Fund, Inc. (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as a closed-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP).

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Fund’s Board of Directors (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

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TEMPLETON DRAGON FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Investments in Templeton China Opportunities Fund, Ltd. (China Fund)

The Fund invests in certain China A-shares through its investment in the China Fund. The China Fund is a Cayman Islands exempted company, and is a wholly-owned subsidiary of the Templeton Dragon Fund, and is able to invest directly in China A-shares consistent with the investment objective of the Templeton Dragon Fund. At June 30, 2019, the China Fund’s investments as well as any other assets and liabilities of the China Fund are reflected in the Fund’s Consolidated Statement of Investments and Consolidated Statement of Assets and Liabilities. All intercompany transactions and balances have been eliminated. At June 30, 2019, the net assets of the China Fund were $181,313,105, representing 24.7% of the Fund’s consolidated net assets.

The China Fund gains access to the A-shares market through Templeton Investment Counsel, LLC (TIC), which serves as the registered Qualified Foreign Institutional Investor (QFII) for the China Fund. Investment decisions related to the China Fund A-shares are specific to the Fund and it bears the resultant economic and tax consequences of its holdings and transactions in A-shares. The China Fund is subject to certain restrictions and administrative processes relating to its ability to repatriate cash balances, investment proceeds, and earnings associated with its A-shares and may incur substantial delays in gaining access to its assets or a loss of value in the event of noncompliance with applicable Chinese rules or requirements.

d.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2019, the Fund has determined that no tax liability is required in its consolidated financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

franklintempleton.com	Semiannual Report	17

TEMPLETON DRAGON FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

1.  Organization and Significant Accounting Policies (continued)

e.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

f.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g.  Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2.  Capital Stock

At June 30, 2019, there were 100 million shares authorized ($0.01 par value). During the periods ended June 30, 2019 and December 31, 2018 there were no shares issued; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

Under the Board approved open-market share repurchase program, the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. Since the inception of the program, the Fund has repurchased a total of 9,334,184 shares. Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	June 30, 2019		December 31, 2018
	Shares	Amount	Shares	Amount

Shares repurchased	60,341	$1,134,409	292,742	$6,283,023

Weighted average discount of market price to net asset value of shares repurchased		10.35%		13.89%

18	Semiannual Report	franklintempleton.com

TEMPLETON DRAGON FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and directors of the Fund are also officers, and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Templeton Investment Counsel, LLC (TIC)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager

a.  Management Fees

The Fund pays an investment management fee to TAML based on the average weekly net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.250%	Up to and including $1 billion
1.200%	Over $1 billion, up to and including $5 billion
1.150%	Over $5 billion, up to and including $10 billion
1.100%	Over $10 billion, up to and including $15 billion
1.050%	Over $15 billion, up to and including $20 billion
1.000%	In excess of $20 billion

Under an agreement with TAML, TIC is paid a fee for serving as the QFII for the China Fund. The fee is paid by TAML and is not an additional expense of the Fund.

For the period ended June 30, 2019, the annualized gross effective investment management fee rate was 1.250% of the Fund’s average weekly net assets.

b.  Administrative Fees

Under an agreement with TAML, FT Services provides administrative services to the Fund. The fee is paid by TAML based on the Fund’s average weekly net assets, and is not an additional expense of the Fund.

c.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Consolidated Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended June 30, 2019, the Fund held investments in affiliated management investment companies as follows:

					Net Change in		Number of
	Value at				Unrealized	Value at	Shares
	Beginning			Realized	Appreciation	End of	Held at End	Dividend
	of Period	Purchases	Sales	Gain (Loss)	(Depreciation)	Period	of Period	Income
Non-Controlled Affiliates

Institutional Fiduciary Trust Money Market Portfolio, 2.05%	$539,399	$38,236,527	$(14,998,617)	$ —	$ —	$23,777,309	23,777,309	$87,437

franklintempleton.com	Semiannual Report	19

TEMPLETON DRAGON FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2019, there were no credits earned.

5. Income Taxes

At June 30, 2019, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$415,754,960

Unrealized appreciation	$350,963,061
Unrealized depreciation	(47,779,532)

Net unrealized appreciation (depreciation)	$303,183,529

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of investments in the China Fund.

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2019, aggregated $39,397,741 and $70,244,767, respectively.

7.  Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.

Investing in China A-shares may include certain risks and considerations not typically associated with investing in U.S. securities. In general, A-shares are issued by companies incorporated in the People’s Republic of China (PRC) and listed on the Shanghai and Shenzhen Stock Exchanges and available for investment by domestic (Chinese) investors and holders of a QFII license and, in the case of certain eligible A-shares, through the Shanghai and Shenzhen Stock Connect programs. The Shanghai and Shenzhen Stock Exchanges are, however, substantially smaller, less liquid and more volatile than the major securities markets in the United States.

8.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

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TEMPLETON DRAGON FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

At June 30, 2019, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Consolidated Statement of Investments.

9.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the consolidated financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the consolidated financial statements.

Abbreviations

Selected Portfolio

ADR	American Depositary Receipt

franklintempleton.com	Semiannual Report	21

TEMPLETON DRAGON FUND, INC.

Annual Meeting of Shareholders May 30, 2019 (unaudited)

The Annual Meeting of Shareholders of Templeton Dragon Fund, Inc. (the “Fund”) was held at the Fund’s offices, 300 S.E. 2nd Street, Fort Lauderdale, Florida, on May 30, 2019. The purpose of the meeting was to elect four Directors of the Fund and to ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2019. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: Edith E. Holiday, Larry D. Thompson, Rupert H. Johnson, Jr. and Gregory E. Johnson.* Shareholders also ratified the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2019. No other business was transacted at the meeting with respect to the Fund.

The results of the voting at the Annual Meeting are as follows:

1. Election of four Directors

		% of	% of		% of	% of
		Outstanding	Shares		Outstanding	Shares
Term Expiring 2022	For	Shares	Present	Withheld	Shares	Present
Edith E. Holiday	17,683,652	52.23%	56.20%	13,781,824	40.71%	43.80%
Larry D. Thompson	21,295,329	62.90%	67.68%	10,170,147	30.04%	32.32%
Rupert H. Johnson, Jr.	21,264,598	62.81%	67.58%	10,200,878	30.13%	32.42%
Gregory E. Johnson	21,247,874	62.76%	67.53%	10,217,603	30.18%	32.47%

There were no broker non-votes received with respect to this item.

2. Ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2019:

		% of	% of
	Shares	Outstanding	Shares
	Voted	Shares	Present
For	31,105,754	91.88%	98.86%
Against	128,774	0.38%	0.41%
Abstain	230,942	0.68%	0.73%

* Harris J. Ashton, Ann Torre Bates, Mary C. Choksi, J. Michael Luttig, David W. Niemiec, Constantine D. Tseretopoulos and Robert E. Wade are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.

22	Semiannual Report	franklintempleton.com

TEMPLETON DRAGON FUND, INC.

Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) with the following features:

If shares of the Fund are held in the shareholder’s name, the shareholder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in “street name”), the broker-dealer or nominee will elect to participate in the Plan on the shareholder’s behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

To receive dividends or distributions in cash, the shareholder must notify American Stock Transfer and Trust Company, LLC (the “Plan Administrator”) at P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or the institution in whose name the shares are held. The Plan Administrator must receive written notice ten business days before the record date for the distribution.

Whenever the Fund declares dividends in either cash or shares of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in new shares at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund’s shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional cash payments to the Plan Administrator, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments can be made by check payable to American Stock Transfer and Trust Company, LLC and sent to American Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560, Attention: Templeton Dragon Fund, Inc. The Plan Administrator will apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of the Fund’s shares on the open market.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested. The Plan Administrator’s fee for a sale of shares through the Plan is $15.00 per transaction plus a $0.12 per share trading fee.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator sent to American Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. Upon withdrawal, the participant will receive, without charge, share certificates issued in the participant’s name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the participant’s shares and send the proceeds to the participant, less a service charge of $15.00 and less trading fees of $0.12 per share. The Plan Administrator will convert any fractional shares held at the time of withdrawal to cash at current market price and send a check to the participant for the net proceeds.

For more information, please see the Plan’s Terms and Conditions located at the back of this report.

Transfer Agent

American Stock Transfer and Trust Company, LLC

P.O. Box 922 ,Wall Street Station,

New York, NY 10269-056

Overnight Address:

211 Quality Circle, Suite 210

College Station, TX 77845

franklintempleton.com	Semiannual Report	23

TEMPLETON DRAGON FUND, INC.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

(800) 416-5585

www.astfinancial.com

Direct Deposit Service for Registered Shareholders

Cash distributions can now be electronically credited to a checking or savings account at any financial institution that participates in the Automated Clearing House (“ACH”) system. The Direct Deposit service is provided for registered shareholders at no charge. To enroll in the service, access your account online by going to www.astfinancial.com or dial (800) 416-5585 (toll free) and follow the instructions. Direct Deposit will begin with the next scheduled distribution payment date following enrollment in the service.

Direct Registration

If you are a registered shareholder of the Fund, purchases of shares of the Fund can be electronically credited to your Fund account at American Stock Transfer and Trust Company, LLC through Direct Registration. This service provides shareholders with a convenient way to keep track of shares through book entry transactions, electronically move book-entry shares between broker-dealers, transfer agents and DRS eligible issuers, and eliminate the possibility of lost certificates. For additional information, please contact American Stock Transfer and Trust Company, LLC at (800) 416-5585.

Shareholder Information

Shares of Templeton Dragon Fund, Inc. are traded on the New York Stock Exchange under the symbol “TDF.” Information about the net asset value and the market price is available at franklintempleton.com.

For current information about dividends and shareholder accounts, call (800) 416-5585. Registered shareholders can access their Fund account on-line. For information go to American Stock Transfer and Trust Company, LLC website at www.astfinancial.com and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. Pacific time any business day at (800) DIAL BEN/342-5236. The Fund’s net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.’s Mutual Fund Quotation Service (“NASDAQ MFQS”).

Shareholders not receiving copies of reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund’s mailing list, by writing Templeton Dragon Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL, 33733-8030.

24	Semiannual Report	franklintempleton.com

TEMPLETON DRAGON FUND, INC.

Shareholder Information

Board Approval of Investment

Management Agreements

TEMPLETON DRAGON FUND, INC. (Fund)

At an in-person meeting held on February 26, 2019 (Meeting), the Board of Directors (Board) of the Fund, including a majority of the directors who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Directors), reviewed and approved the continuance of the investment management agreement between Templeton Asset Management Ltd. (Manager) and the Fund (Management Agreement) for an additional one-year period. The Independent Directors received advice from and met separately with Independent Director counsel in considering whether to approve the continuation of the Management Agreement.

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Director counsel on behalf of the Independent Directors in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Directors held a telephonic contract renewal meeting at which the Independent Directors conferred amongst themselves and Independent Director counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of the Management Agreement, the Board, including a majority of the Independent Directors, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund (including its share price discount to net asset value); reports on expenses and shareholder services; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to US funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also considered the investment management services that Templeton Investment Counsel LLC (TICL) provides to the Cayman Islands-based company, which is wholly owned by the Fund (Cayman Subsidiary).

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments (FTI) organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Fund and its shareholders.

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended December 31, 2018. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual

franklintempleton.com	Semiannual Report	25

TEMPLETON DRAGON FUND, INC.

SHAREHOLDER INFORMATION

funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below. Such results are based on net asset value without regard to market discounts or premiums.

The Performance Universe for the Fund included the Fund and all nonleveraged closed-end emerging markets funds. The Board noted that the Fund’s annualized total return for the one-, five- and 10-year periods was above the median of its Performance Universe, but for the three-year period was below the median of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including, as applicable, management fees; underlying fund expenses; investment-related expenses; and other non-management fees. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of the Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure to the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges. The Board received a description of the methodology used by Broadridge to select the mutual funds included in the Expense Group. The Board also considered the investment management services that TICL provides to the Cayman Subsidiary and the related fee waivers that were in place.

The Expense Group for the Fund included the Fund and six other nonleveraged closed-end emerging markets funds. The Board noted that the Management Rate for the Fund was above the median of its Expense Group, but its actual total expense ratio was below the median and in the first quintile (least expensive) of its Expense Group. The Board concluded that the Management Rate charged to the Fund is reasonable, noting the specialized focus of the Fund.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis that addresses the overall profitability of FTI’s US fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2018, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, PricewaterhouseCoopers LLP, auditor to FRI and certain Franklin Templeton funds, has been engaged to periodically review and assess the allocation methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these

26	Semiannual Report	franklintempleton.com

TEMPLETON DRAGON FUND, INC.

SHAREHOLDER INFORMATION

factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, extent and quality of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. The Board believes that the Manager’s ability to realize economies of scale and the sharing of such benefit is a more relevant consideration in the case of an open-end fund whose size increases as a result of the continuous sale of its shares. A closed-end fund such as the Fund does not continuously offer shares, and growth following its initial public offering will primarily result from market appreciation, which benefits its shareholders. While believing economies of scale to be less of a factor in the context of a closed-end fund, the Board believes at some point an increase in size may lead to economies of scale that should be shared with the Fund and its shareholders. The Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with the Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the Franklin Templeton family of funds as a whole. The Board concluded that to the extent economies of scale may be realized by the Manager and its affiliates, the Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of the Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete

Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Consolidated Statement of Investments

The Fund files a complete consolidated statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

franklintempleton.com	Semiannual Report	27

TERMS AND CONDITIONS OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

1.  Each holder of shares (a “Shareholder”) in Templeton Dragon Fund, Inc. (the “Fund”) whose Fund shares are registered in his or her own name will automatically be a participant in the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), unless any such Shareholder specifically elects in writing to receive all dividends and capital gains in cash, paid by check, mailed directly to the Shareholder. A Shareholder whose shares are registered in the name of a broker- dealer or other nominee (the “Nominee”) will be a participant if (a) such a service is provided by the Nominee and (b) the Nominee makes an election on behalf of the Shareholder to participate in the Plan. Nominees intend to make such an election on behalf of Shareholders whose shares are registered in their names, as Nominee, unless a Shareholder specifically instructs his or her Nominee to pay dividends and capital gains in cash. American Stock Transfer and Trust Company, LLC (“AST”) will act as Plan Administrator and will open an account for each participating shareholder (“participant”) under the Plan in the same name as that in which the participant’s present shares are registered.

2.  Whenever the Fund declares a distribution from capital gains or an income dividend payable in either cash or shares of the Fund (“Fund shares”), if the market price per share on the valuation date equals or exceeds the net asset value per share, participants will receive such dividend or distribution entirely in Fund shares, and AST shall automatically receive such Fund shares for participant accounts including aggregate fractions. The number of additional Fund shares to be credited to participant accounts shall be determined by dividing the equivalent dollar amount of the capital gains distribution or dividend payable to participants by the Fund’s net asset value per share of the Fund shares on the valuation date, provided that the Fund shall not issue such shares at a price lower than 95% of the current market price per share. The valuation date will be the payable date for such distribution or dividend.

3.  Whenever the Fund declares a distribution from capital gains or an income dividend payable only in cash, or if the Fund’s net asset value per share exceeds the market price per share on the valuation date, AST shall apply the amount of such dividend or distribution payable to participants to the purchase of Fund shares on the open market (less their pro rata share of trading fees incurred with respect to open market purchases in connection with the reinvestment of such dividend or distribution). If, before AST has completed its purchases, the market price exceeds the net asset value per share, the average per share purchase price paid by AST may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares issued by the Fund at net asset value per share. Such purchases will be made promptly after the payable date for such dividend or distribution, and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of the Federal securities laws.

4.  A participant has the option of submitting additional payments to AST, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments may be made electronically through www.astfinancial.com or by check payable to “American Stock Transfer and Trust Company, LLC” and sent to American Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560, Attention: Templeton Dragon Fund, Inc. AST shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market, as discussed below in paragraph 6. AST shall make such purchases promptly on approximately the 15th of each month or, during a month in which a dividend or distribution is paid, beginning on the dividend payment date, and in no event more than 30 days after receipt, except where necessary to comply with provisions of Federal securities law. Any voluntary payment received less than two business days before an investment date shall be invested during the following month unless there are more than 30 days until the next investment date, in which case such payment will be returned to the participant. AST shall return to the participant his or her entire voluntary cash payment upon written notice of withdrawal received by AST not less than 48 hours before such payment is to be invested. Such written notice shall be sent to AST by the participant, as discussed below in paragraph 14.

5.  For all purposes of the Plan: (a) the market price of the Fund’s shares on a particular date shall be the last sale price on the New York Stock Exchange on that date if a business day and if not, on the preceding business day, or if there is no sale on such Exchange on such date, then the mean between the closing bid and asked quotations for such shares on such Exchange on such date, and (b) net asset value per share of the Fund’s shares on a particular date shall be as determined by or on behalf of the Fund.

6.  Open market purchases provided for above may be made on any securities exchange where Fund shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as AST shall determine. Participant funds held by AST uninvested will not bear interest, and it is understood that, in any event, AST shall have no liability in connection with any inability to purchase Fund shares within 30 business days after the payable date for any dividend or distribution as herein provided, or with the timing of any purchases effected. AST shall have no responsibility as to the value of the Fund shares acquired for participant accounts. For the purposes of purchases in the open market, AST may aggregate purchases with those of other participants, and the average price (including trading fees) of all shares purchased by AST shall be the price per share allocable to all participants.

7.  AST will hold shares acquired pursuant to this Plan, together with the shares of other participants acquired pursuant to this Plan, in its name or that of its nominee. AST will forward to participants any proxy solicitation material and will vote any shares so held for participants only in accordance with the proxies returned by participants to the Fund. Upon written request, AST will deliver to participants, without charge, a certificate or certificates for all or a portion of the full shares held by AST.

8.  AST will confirm to participants each acquisition made for an account as soon as practicable but not later than 60 business days after the date thereof. AST will send to participants a detailed account statement showing total dividends and distributions, date of investment, shares acquired and price per share, and total shares of record for the account. Although participants may from time to time have an undivided fractional interest (computed to three decimal places) in a share of the Fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to participant accounts. In the event of termination of an account under the Plan, AST will adjust for any such undivided fractional interest in cash at the market price of the Fund’s shares on the date of termination.

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TERMS AND CONDITIONS OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (continued)

9. Any share dividends or split shares distributed by the Fund on shares held by AST for participants will be credited to participant accounts. In the event that the Fund makes available to its shareholders transferable rights to purchase additional Fund shares or other securities, AST will sell such rights and apply the proceeds of the sale to the purchase of additional Fund shares for the participant accounts. The shares held for participants under the Plan will be added to underlying shares held by participants in calculating the number of rights to be issued.

10. AST’s service charge for capital gains or income dividend purchases will be paid by the Fund when shares are issued by the Fund or purchased on the open market. AST will deduct a $5.00 service charge from each voluntary cash payment. Participants will be charged a pro rata share of trading fees on all open market purchases.

11. Participants may withdraw shares from such participant’s account or terminate their participation under the Plan by notifying AST in writing. Such withdrawal or termination will be effective immediately if notice is received by AST not less than ten days prior to any dividend or distribution record date; otherwise such withdrawal or termination will be effective after the investment of any current dividend or distribution or voluntary cash payment. The Plan may be terminated by AST or the Fund upon 90 days’ notice in writing mailed to participants. Upon any withdrawal or termination, AST will cause a certificate or certificates for the full shares held by AST for participants and cash adjustment for any fractional shares (valued at the market value of the shares at the time of withdrawal or termination) to be delivered to participants, less any trading fees. Alternatively, a participant may elect by written notice to AST to have AST sell part or all of the shares held for him and to remit the proceeds to him. AST is authorized to deduct a $15.00 service charge and a trading fee of $0.12 per share for this transaction from the proceeds. If a participant disposes of all shares registered in his name on the books of the Fund, AST may, at its option, terminate the participant’s account or determine from the participant whether he wishes to continue his participation in the Plan.

12. These terms and conditions may be amended or supplemented by AST or the Fund at any time or times, except when necessary or appropriate to comply with applicable law or the rules or policies of the U.S. Securities and Exchange Commission or any other regulatory authority, only by mailing to participants appropriate written notice at least 90 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by participants unless, prior to the effective date thereof, AST receives written notice of the termination of a participant account under the Plan. Any such amendment may include an appointment by AST in its place and stead of a successor Plan Administrator under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by AST under these terms and conditions. Upon any such appointment of a Plan Administrator for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Administrator, for a participant’s account, all dividends and distributions payable on Fund shares held in a participant’s name or under the Plan for retention or application by such successor Plan Administrator as provided in these terms and conditions.

13. AST shall at all times act in good faith and agree to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but shall assume no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by AST’s negligence, bad faith or willful misconduct or that of its employees.

14. Any notice, instruction, request or election which by any provision of the Plan is required or permitted to be given or made by the participant to AST shall be in writing addressed to American Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or www.astfinancial.com or such other address as AST shall furnish to the participant, and shall have been deemed to be given or made when received by AST.

15. Any notice or other communication which by any provision of the Plan is required to be given by AST to the participant shall be in writing and shall be deemed to have been sufficiently given for all purposes by being deposited postage prepaid in a post office letter box addressed to the participant at his or her address as it shall last appear on AST’s records. The participant agrees to notify AST promptly of any change of address.

16. These terms and conditions shall be governed by and construed in accordance with the laws of the State of New York and the rules and regulations of the U.S. Securities and Exchange Commission, as they may be amended from time to time.

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Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund’s portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Semiannual Report
Templeton Dragon Fund, Inc.

Investment Manager	Transfer Agent	Fund Information
Templeton Asset	American Stock Transfer & Trust Co., LLC	(800) DIAL BEN® / 342-5236
Management Ltd.	6201 15th Avenue
Brooklyn, NY 11219
Toll Free Number: (800) 416-5585
Hearing Impaired Number: (866) 703-9077
International Phone Number: (718) 921-8124
www.astfinancial.com

© 2019 Franklin Templeton Investments. All rights reserved.	TLTDF S 08/19

Item 2.	Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 13(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are Ann Torre Bates and David W. Niemiec and they are “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services. N/A

Item 5.	Audit Committee of Listed Registrants

Members of the Audit Committee are: Ann Torre Bates, David W. Niemiec and Constantine D. Tseretopoulos

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The board of directors of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund’s investment manager Templeton Asset Management Ltd. (Asset Management) in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager.

The investment manager has delegated its administrative duties with respect to the voting of proxies for securities to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the investment manager’s instructions and/or policies. The investment manager votes proxies solely in the best interests of the Fund and its shareholders.

To assist it in analyzing proxies of equity securities, the investment manager subscribes to Institutional Shareholder Services, Inc. (ISS), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, vote execution services, ballot reconciliation services, recordkeeping and vote disclosure services. In addition, the investment manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Also, the investment manager has a supplemental subscription to Egan-Jones Proxy Services (Egan-Jones), an unaffiliated third party proxy advisory firm, to receive analyses and vote recommendations. Although analyses provided by ISS, Glass Lewis, Egan-Jones, and/or another independent third party proxy service provider (each a “Proxy Service”) are thoroughly reviewed and considered in making a final voting decision, the investment manager does not consider recommendations from a Proxy Service or any third party to be determinative of the investment manager’s ultimate decision. Rather, the investment manager exercises its independent judgment in making voting decisions. For most proxy proposals, the investment manager’s evaluation should result in the same position being taken for all Funds. In some cases, however, the evaluation may result in a Fund voting differently, depending upon the nature and objective of the Fund, the composition of its portfolio and other factors. As a matter of policy, the officers, directors/trustees and employees of the investment manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the best interests of the investment manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker-dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service; or send the proxy directly to the Fund’s board or a committee of the board with the investment manager’s recommendation regarding the vote for approval.

Where a material conflict of interest has been identified, but the items on which the investment manager’s vote recommendations differ from a Proxy Service and relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the investment manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the investment manager rather than sending the proxy directly to the Fund’s board or a board committee for approval.

To avoid certain potential conflicts of interest, the investment manager will employ echo voting or pass-through voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d) (1) (F), or (G) of the 1940 Act, the rules thereunder, or pursuant to a SEC exemptive order thereunder; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the underlying fund’s shares. With respect to instances when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(F) or (G) of the 1940 Act, the rules thereunder, or pursuant to an SEC exemptive order thereunder, and there are no other unaffiliated shareholders also invested in the underlying fund, the Investment Manager will vote in accordance with the recommendation of such investment company’s board of trustees or directors. In addition, to avoid certain potential conflicts of interest, and where required under a fund’s governing documents or applicable law, the Investment Manager will employ pass-through voting when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on Section 12(d)(1)(E) of the 1940 Act, the rules thereunder, or pursuant to an SEC exemptive order thereunder. In “pass-through voting,” a feeder fund will solicit voting instructions from its shareholders as to how to vote on the master fund’s proposals.

The recommendation of management on any issue is a factor that the investment manager considers in determining how proxies should be voted. However, the investment manager does not consider recommendations from management to be determinative of the investment manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and the investment manager will not support the position of the company’s management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Engagement with issuers. The investment manager believes that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The investment manager may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The investment manager may also engage with management on a range of environmental, social or corporate governance issues throughout the year.

Investment manager’s proxy voting policies and principles The investment manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the investment manager cannot anticipate all future situations. In all cases, each proxy and proposal (including both management and shareholder proposals) will be considered based on the relevant facts and circumstances on a case-by-case basis.

Board of directors. The investment manager supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The investment manager supports boards with strong risk management oversight. The investment manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The investment manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the investment manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance. The investment manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the investment manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the investment manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents and/or shareholder nominees.

Ratification of auditors of portfolio companies. The investment manager will closely scrutinize the independence, role and performance of auditors. On a case-by-case basis, the investment manager will examine proposals relating to non-audit relationships and non-audit fees. The investment manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence. The investment manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management and director compensation. A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The investment manager believes that executive compensation should be directly linked to the performance of the company. The investment manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The investment manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The investment manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the investment manager will generally oppose “golden parachutes” that are considered to be excessive. The investment manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

The investment manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-takeover mechanisms and related issues. The investment manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the investment manager conducts an independent review of each anti-takeover proposal. On occasion, the investment manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests. The investment manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the investment manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The investment manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The investment manager generally supports “fair price” provisions and confidential voting. The investment manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to capital structure. The investment manager realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The investment manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The investment manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The investment manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The investment manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and corporate restructuring. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The investment manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental and social issues. The investment manager considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. Franklin Templeton’s “Responsible Investment Principles and Policies” describes the investment manager’s approach to consideration of environmental, social and governance issues within the investment manager’s processes and ownership practices.

The investment manager will review shareholder proposals on a case-by-case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources. In the investment manager’s experience, those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. As such, the investment manager will generally give management discretion with regard to environmental and social issues. However, in cases where management and the board have not demonstrated adequate efforts to mitigate material environmental or social risks, have engaged in inappropriate or illegal conduct, or have failed to adequately address current or emergent risks that threaten shareholder value, the investment manager may choose to support well-crafted shareholder proposals that serve to promote or protect shareholder value. This may include seeking appropriate disclosure regarding material environmental and social issues.

The investment manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the investment manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers.

Governance matters. The investment manager generally supports the right of shareholders to call special meetings and act by written consent. However, the investment manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

Proxy access. In cases where the investment manager is satisfied with company performance and the responsiveness of management, it will generally vote against shareholder proxy access proposals not supported by management. In other instances, the investment manager will consider such proposals on a case-by-case basis, taking into account factors such as the size of the company, ownership thresholds and holding periods, nomination limits (e.g., number of candidates that can be nominated), the intentions of the shareholder proponent, and shareholder base.

Global corporate governance. Many of the tenets discussed above are applied to the investment manager’s proxy voting decisions for international investments. However, the investment manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the investment manager’s analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

The investment manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the investment manager may be unable to successfully vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the investment manager votes a proxy or where the investment manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) additional documentation or the disclosure of beneficial owner details is required; (vi) the investment manager held shares on the record date but has sold them prior to the meeting date; (vii) a proxy voting service is not offered by the custodian in the market; (viii) due to either system error or human error, the investment manager’s intended vote is not correctly submitted; (ix) the investment manager believes it is not in the best interest of the Fund or its shareholders to vote the proxy for any other reason not enumerated herein; or (x) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

In some non-U.S. jurisdictions, even if the investment manager uses reasonable efforts to vote a proxy on behalf of the Fund, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the investment manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the investment manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the investment manager’s votes are not received, or properly tabulated, by an issuer or the issuer’s agent.

The investment manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the investment manager or its affiliates, determine to use its best efforts to recall any security on loan where the investment manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.

Procedures for meetings involving fixed income securities & privately held issuers. From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the investment manager for each Fund involved. If the Proxy Group does not receive voting instructions from the investment manager, the Proxy Group will take no action on the event. The investment manager may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described above.

The Proxy Group will monitor such meetings involving fixed income securities or privately held issuers for conflicts of interest in accordance with these procedures. If a fixed income or privately held issuer is flagged as a potential conflict of interest, the investment manager may nonetheless vote as it deems in the best interests of the Fund. The investment manager will report such decisions on an annual basis to the Fund board as may be required.

In the rare instance where there is a vote for a privately held issuer, the decision will generally be made by the relevant portfolio managers or research analysts.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Program	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (1/1/19 - 1/31/19)	3,545.000	17.95	3,545.000	33,861,939.00
Month #2 (2/1/19 - 2/28/19)	7,550.000	18.31	7,550.000	33,854,389.00
Month #3 (3/1/19 - 3/31/19)	11,375.000	19.69	11,375.000	33,843,014.00
Month #4 (4/1/19 - 4/30/19)	—	—	—	33,843,014.00
Month #5 (5/1/19 - 5/31/19)	34,485.000	18.75	34,485.000	33,808,529.00
Month #6 (6/1/19 - 6/30/19)	3,386.000	18.31	3,386.000	33,805,143.00

Total	60,341.000		60,341.000

The Board previously authorized an open-market share repurchase program pursuant to whichthe Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. Effective February 26, 2013, the Board approved a modification to the Fund’s previously announced open-market share repurchase program to authorize the Fund to repurchase up to 10% of the Fund’s shares outstanding in open market transactions as of that date, at the discretion of management. Since the inception of the program, the Fund had repurchased a total of 9,334,184 shares.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors that would require disclosure herein.

Item 11.	Controls and Procedures.

(a)    Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSRS, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)    Changes in Internal Controls. There have been no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Company. N/A

Item 13.	Exhibits.

(a) (1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Templeton Dragon Fund, Inc.

By	/S/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration
Date	August 30, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration
Date	August 30, 2019

By	/S/ ROBERT G. KUBILIS
Robert G. Kubilis
Chief Financial Officer and Chief Accounting Officer
Date	August 30, 2019